                                                                  Exhibit 10.55


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                           GUARANTOR PLEDGE AGREEMENT


                                       BY


                            DECORA INDUSTRIES, INC.,

                                   as Pledgor,


                                       TO


                    UNITED STATES TRUST COMPANY OF NEW YORK,

                        as Trustee for the holders of the
                        11% Senior Secured Notes due 2005




                           Dated as of April 29, 1998


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                                TABLE OF CONTENTS


                                                                                                       Page
                                                                                                       ----
INTRODUCTION..............................................................................................1
RECITALS..................................................................................................1

SECTION 1.  PLEDGE........................................................................................1

           1.1.  Grant of Pledge..........................................................................1
           1.2.  Delivery of Collateral...................................................................3
           1.3.  Perfection of Uncertificated Securities Collateral.......................................3
           1.4.  Secured Obligations......................................................................4
           1.5.  No Release...............................................................................4

SECTION 2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR..........................................5

           2.1.  Ownership................................................................................5
           2.2.  Shares Validly Issued....................................................................5
           2.3.  Perfection upon Delivery.................................................................5
           2.4.  Government Regulations...................................................................5
           2.5.  Authorization; Enforceability............................................................5
           2.6.  No Consents, etc.........................................................................5
           2.7.  No Conflicts.............................................................................6
           2.8.  Pledgor's Duties.........................................................................6
           2.9.  Preservation of Collateral...............................................................6
           2.10.  Further Assurances; Supplements.........................................................6
           2.11.  Trustee May Perform; Trustee Agent Appointed Attorney-in-Fact...........................7
           2.12.  Accuracy of Information.................................................................7
           2.13.  Indemnification.........................................................................7

SECTION 3.  SPECIAL PROVISIONS CONCERNING COLLATERAL......................................................8

           3.1.  Voting Rights, Dividends, Etc. Prior to Event of Default.................................8
           3.2.  Voting Rights and Dividends After Event of Default.......................................9
           3.3.  Further Assurances for Voting Rights and Dividends.......................................9
           3.4.  Dividends Received in Trust..............................................................9
           3.5.  Transfers and Other Liens; Additional Shares............................................10

SECTION 4.  REMEDIES UPON DEFAULT........................................................................10

           4.1.  Dispositions of Collateral..............................................................10

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
           4.2.  Securities Laws Limitations.............................................................11
           4.3.  Additional Information..................................................................12
           4.4.  Waivers.................................................................................12
           4.5.  Deficiency..............................................................................12
           4.6.  Application of Proceeds.................................................................13
           4.7.  Expenses................................................................................13
           4.8.  No Waiver; Discontinuance of Proceeding.................................................13

SECTION 5.  MISCELLANEOUS PROVISIONS.....................................................................14

           5.1.  Entire Agreement........................................................................14
           5.2.  Execution in Counterparts...............................................................14
           5.3.  Survival................................................................................14
           5.4.  Headings................................................................................14
           5.5.  Severability of Provisions..............................................................14
           5.6.  Notices.................................................................................14
           5.7.  Amendments..............................................................................14
           5.8.  GOVERNING LAW...........................................................................15
           5.9.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS..........................................15
           5.10.  Agents.................................................................................15
           5.11.  Reasonable Care........................................................................15
           5.12.  Trustee................................................................................15
           5.13.  Continuing Security Interest; Assignment...............................................16
           5.14.  Obligations Absolute...................................................................16
           5.15.  Termination; Release...................................................................17

Signatures

Schedule A           PLEDGED SHARES

Exhibit 1            PLEDGE AMENDMENT

Exhibit 2            Form of Issuer Acknowledgment

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

                                PLEDGE AGREEMENT


                            I N T R O D U C T I O N :


        GUARANTOR PLEDGE AGREEMENT (this "Agreement"), dated as of April 29, 1998, by and between DECORA INDUSTRIES, INC., a Delaware corporation ("Pledgor"), and UNITED STATES TRUST COMPANY OF NEW YORK (together with any successors or assigns, the "Trustee"), in its capacity as trustee under the Indenture (as hereinafter defined).


                                R E C I T A L S :

        A. Pledgor, Decora, Incorporated, a Delaware corporation ("Decora"), and the Trustee have entered into an indenture, dated as of the date hereof (the "Indenture"), pursuant to which the Pledgor's 11% Senior Secured Notes due 2005 (the "Notes") will be issued concurrently herewith. Terms not defined herein have the meanings given to them in the Indenture.

        B. Pledgor is the legal and beneficial owner of the Collateral (as hereinafter defined).

        C. In order to secure the performance of the Secured Obligations (as hereinafter defined), the parties hereto are entering into this Agreement regarding the terms and conditions of Pledgor's pledge of the Collateral to the Trustee, for the benefit of itself and the Holders of the Notes from time to time (the Trustee and such Holders, each a "Secured Party" and collectively, the "Secured Parties").


                               A G R E E M E N T:

        Pledgor and the Trustee agree as follows:

        SECTION 1. PLEDGE

        1.1. Grant of Pledge. In order to secure the payment and performance when due of the Secured Obligations, Pledgor does hereby transfer, convey, warrant, deliver, pledge, assign, hypothecate and grant to the Trustee, for the benefit of the Secured Parties, a first priority lien on, continuing security interest in and pledge of all of Pledgor's present and future right, title and interest in, to and under the following

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properties, rights, interests and privileges (collectively, the "Collateral"):

                        (a) the shares of capital stock of the issuers set forth on Schedule A hereto (collectively, the "Current Shares") (which are and shall remain at all times until this Agreement terminates, certificated shares);

                        (b) all additional shares of capital stock of Decora or the shares of any other Guarantor of the Notes under the Indenture from time to time acquired or formed by Pledgor in any manner (collectively, the "Additional Shares"; together with the Current Shares, the "Pledged Shares") (which are and shall remain at all times until this Agreement terminates, certificated shares);

                        (c) any and all certificates representing the Pledged Shares and any interest of Pledgor in any securities account pertaining to the Pledged Shares (collectively, the "Certificates");

                        (d) all membership interests and/or partnership interests, as applicable from time to time acquired by Pledgor in any manner in each Guarantor that is a limited liability company or partnership hereafter acquired or formed by Pledgor or any Guarantor, together with all rights, privileges, authority and powers of Pledgor in and to each such limited liability company or partnership or under the membership or partnership agreement of each such limited liability company or partnership (the "Operative Agreements") (collectively, the "Pledged Interests"), and the certificates, instruments and agreements, if any, representing the Pledged Interests;

                        (e) subject to the provisions of Section 3 hereof, all dividends, cash or proceeds, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or Pledged Interests (collectively, the "Dividends"); and

                        (f) without affecting the obligations of Pledgor under any provision prohibiting such action hereunder or under the Indenture, in the event of any consolidation or merger in which any issuer of Pledged Shares or Pledged Interests is not the surviving entity, all shares of each class of the capital stock of the successor corporation or

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                                      -3-


           interests or certificates of the successor limited liability company or partnership owned by such Pledgor (unless successor is Pledgor itself) formed by or resulting from such consolidation or merger;

                     (g) all cash, instruments, securities, funds and credits of Pledgor from time to time on deposit with the Trustee, all investments of such funds and all certificates, securities and instruments evidencing any such investments of such funds, and all interest, dividends, cash, instruments and other property received as proceeds of, or in substitution or exchange for, and all collections and claims in respect of, any and all of the foregoing (collectively, the "Cash Collateral").

                     1.2. Delivery of Collateral. All certificates, agreements or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee. The Trustee shall have the right, at any time upon or after the occurrence of an Event of Default and without notice to Pledgor, to endorse, assign or otherwise transfer to or to register in the name of the Trustee or any of its nominees any or all of the Collateral. In addition, the Trustee shall have the right at any time to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations.

                     1.3. Perfection of Uncertificated Securities Collateral. If any issuer of Pledged Shares or Pledged Interests is organized in a jurisdiction which does not permit the use of certificates to evidence equity ownership, or if any of the Pledged Shares or Pledged Interests are at any time not evidenced by certificates of ownership, then Pledgor shall, to the extent permitted by applicable law, record such pledge on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to Trustee an acknowledgment of the pledge of such Pledged Shares or Pledged Interests substantially in the form of Exhibit 2 hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give Trustee the right to transfer such Pledged Shares or Pledged Interests under the terms hereof and provide to Trustee an Opinion of Counsel, in form and substance satisfactory to Trustee, confirming such pledge.

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                                      -4-


                     1.4. Secured Obligations. This Agreement secures, and the Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Pledgor for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of the Bankruptcy Law), of (i) all obligations of Pledgor now existing or hereafter arising under or in respect of the Indenture, the Notes or the Registration Rights Agreement (including, without limitation, Pledgor's obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained therein) and (ii) without duplication of the amounts described in clause (i), all obligations of Pledgor now existing or hereafter arising under or in respect of this Agreement, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement (the obligations described in clauses (i) and (ii), collectively, the "Secured Obligations").

                     1.5. No Release. Nothing set forth in this Agreement shall relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or shall impose any obligation on the Trustee to perform or observe any such term, covenant, condition or agreement in respect of any of the Collateral on Pledgor's part to be so performed or observed or shall impose any liability on the Trustee for the operation, control, care, management or repair of the Collateral or for any act or omission on the part of Pledgor relating to Pledgor's obligations thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement, under or in respect of the Collateral or made in connection herewith or therewith. The provisions set forth in this Section 1.5 shall survive the termination of this Agreement and the discharge of the Pledgor's obligations under this Agreement.

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                                      -5-


                     SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                                PLEDGOR

                     Pledgor represents, warrants and covenants (as applicable) as follows:

                     2.1. Ownership. Pledgor is as of the date hereof, and, as to Collateral acquired by it from time to time after the date hereof, Pledgor will be, the legal, record and beneficial owner of all of the Collateral free and clear of any Lien or other right, title or interest of any Person other than the Lien and security interest granted by Pledgor to the Trustee pursuant to this Agreement.

                     2.2. Shares Validly Issued. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                     2.3. Perfection upon Delivery. Upon delivery by Pledgor to the Trustee of the certificates evidencing the Pledged Shares, duly endorsed to the Trustee or in blank, the Lien on such Collateral granted to the Trustee pursuant to this Agreement constitutes and hereafter will constitute a first priority perfected Lien on such Collateral, superior and prior to the rights of all other Persons therein and subject to no other Liens.

                     2.4. Government Regulations. The pledge of the Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

                     2.5. Authorization; Enforceability. Pledgor has full corporate power, authority and legal right to pledge and grant a security interest in all the Collateral pursuant to this Agreement. This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws affecting creditors' rights generally and to general equitable principles.

                     2.6. No Consents, etc. No authorization, consent, approval, license, qualification or formal exemption from, or any filing, declaration or registration with, any court, governmental agency or regulatory authority, or with any securities exchange or any other Person, is required in connection with
(i) the execution, delivery or performance by Pledgor of this Agreement, (ii) the grant of a Lien on (including the pri-

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                                      -6-


ority thereof) the Collateral by Pledgor in the manner and for the purpose contemplated by this Agreement or (iii) the exercise of the rights and remedies of the Trustee created hereby, except (a) those that have been obtained or made concurrently with the execution hereof, and (b) as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

                     2.7. No Conflicts. The execution, delivery and performance by Pledgor of this Agreement do not (or with notice or lapse of time or both, will not) violate, conflict with or constitute a default under, or result in the termination of or accelerate the performance required by, or result in there being declared void, voidable or without further binding effect, any provision of any other agreement, instrument or document to which Pledgor is a party.

                     2.8. Pledgor's Duties. Pledgor shall perform, abide by and be governed by each and all of the terms, provisions, covenants and agreements set forth in this Agreement and in each and every supplement hereto or amendment hereof which may at any time or from time to time be executed and delivered by the parties hereto or their successors and assigns.

                     2.9. Preservation of Collateral. All rights, powers and privileges of the Trustee herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and Pledgor shall not take or omit to take any action with respect to the Collateral or otherwise which is inconsistent with this Agreement, and any such action inconsistent herewith or therewith shall be void. Pledgor shall not further pledge, encumber, hypothecate, sell, convey or assign, or grant any option with respect to all or any part of the Collateral or suffer any of the foregoing to occur by operation of law or otherwise, except for the Liens and security interests granted by Pledgor to the Trustee pursuant to this Agreement, and shall promptly take such action as is reasonably necessary to remove any such other Lien. Pledgor will, at its expense, warrant and defend the title to the Collateral against all claims and demands of all third Persons or Persons claiming by, through or under Pledgor at any time claiming any interest therein adverse to the Trustee.

                     2.10. Further Assurances; Supplements.

                     (a) Pledgor agrees that at any time and from time to time, Pledgor will, at its expense, promptly do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer, waiver, subordination, supplement, opinion of counsel and other instruments, documents and assurances that may be reasonably necessary or that the Trustee deems appropriate or advisable, including, without limitation, supplemental or additional UCC-1 financing statements, for the continued perfection, preservation and protection of the security interest in the Collateral granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                     (b) Pledgor shall, upon obtaining any Pledged Shares, promptly (and in any event within five Business Days) deliver to the Trustee a pledge amendment, duly executed by Pledgor, in substantially the form of Exhibit 1 hereto (each, a "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional shares. Pledgor hereby authorizes the Trustee to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Trustee shall for all purposes hereunder be considered Collateral.

                     2.11. Trustee May Perform; Trustee Appointed
Attorney-in-Fact. If Pledgor fails to perform any agreement contained in this Agreement, the Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Trustee, including, without limitation, the reasonable fees and expenses of its counsel and the allocated cost of staff counsel, incurred in connection therewith shall be payable by Pledgor on demand. Pledgor hereby appoints the Trustee its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in the Trustee's discretion to take any action which the Trustee may take pursuant to the provisions of this Section.

                     2.12. Accuracy of Information. All information set forth herein (including the exhibits hereto) relating to the Collateral is accurate and complete in all material respects.

                     2.13. Indemnification. Pledgor hereby agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Trustee in any way relating to or arising out of this Agreement

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                                      -8-


or the pledge and security interest contemplated hereby or the enforcement of any of the terms hereof or otherwise arising or relating in any manner to the Lien contemplated hereunder; provided, however, that Pledgor shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Trustee.

              SECTION 3.  SPECIAL PROVISIONS CONCERNING COLLATERAL

                     3.1. Voting Rights, Dividends, Etc. Prior to Event of Default. As long as no Event of Default shall have occurred and be continuing:

                     (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; provided, however, Pledgor shall not in any event exercise such rights in any manner which may have an adverse effect on the value of the Collateral or the security intended to be provided by this Agreement.

                     (b) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all dividends and distributions in respect of the Collateral, but only if and to the extent made in accordance with the provisions of the Indenture; provided, however, that any and all such dividends and distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Trustee to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Trustee, be segregated from the other property or funds of Pledgor and be forthwith delivered to the Trustee as Collateral in the same form as so received (with any necessary endorsement).

                     (c) The Trustee shall be deemed without further action or formality to have granted to Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of Pledgor and at the sole cost and expense of Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to Pledgor all such instruments as Pledgor may reasonably request in order to permit Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 3.1(a) hereof and to receive the dividends and dis-tributions which it is authorized to receive and retain pursuant to
          Section 3.1(b) hereof.

                     3.2. Voting Rights and Dividends After Event of Default. Upon the occurrence and during the continuance of an Event of Default:

                     (a) Upon written notice from the Trustee to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section
          3.1 above shall cease, and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to exercise such voting and other consensual rights during the continuance of such Event of Default.

                     (b) Upon written notice from the Trustee to Pledgor, all rights of Pledgor to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to
          Section 3.1 above shall cease and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to receive and hold as Collateral such dividends and distributions during the continuance of such Event of Default.

                     3.3. Further Assurances for Voting Rights and Dividends. In order to permit the Trustee to receive all dividends and other distributions to which it may be entitled under Section 3.1(b) above, to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 3.2(a) above, and to receive all dividends and distributions which it may be entitled to receive under Section 3.2(b) above, Pledgor shall, if necessary, upon written notice from the Trustee, from time to time execute and deliver to the Trustee appropriate proxies, dividend payment orders and other instruments as the Trustee may reasonably request.

                     3.4. Dividends Received in Trust. All dividends and distributions which are received by Pledgor contrary to the provisions of
Section 3.2 above shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Trustee as Collateral in the same form as so received (with any necessary endorsement).

                     3.5. Transfers and Other Liens; Additional Shares.

                     (a) Transfers and Other Liens. Pledgor shall not (i) pledge, encumber, hypothecate, sell, convey, assign or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or suffer any of the foregoing to occur by operation of law or otherwise except for the Liens and security interests granted by Pledgor to the Trustee pursuant to this Agreement or (ii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, however, that in the event of an Asset Sale of any Collateral, pursuant to, and in compliance with, the provisions of the Indenture, the Trustee shall release the Collateral that is the subject of such sale to Pledgor free and clear of the Lien and security interest under this Agreement upon the making of proper arrangements by the Trustee for the application of the proceeds of such Asset Sale in accordance with the provisions of the Indenture and the receipt by the Trustee of an Opinion of Counsel to the effect that such sale of Collateral was an Asset Sale pursuant to, and in compliance with, the Indenture and that such release of Collateral is authorized and permitted hereby.

                     (b) Additional Shares. Pledgor agrees that it will cause each issuer of Collateral consisting of capital stock not to issue any stock or other securities in addition to or in substitution for such Collateral issued by such issuer, except to Pledgor.

                     SECTION 4.  REMEDIES UPON DEFAULT

                     4.1. Dispositions of Collateral. If any Event of Default shall have occurred and be continuing, the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time, and may also in its sole discretion, without notice except as specified below, subject to applicable law, at any time or from time to time, sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, at any exchange or broker's board for cash, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as may be reasonable.

                     At any such sale, unless prohibited by applicable law, the Trustee on behalf of the Secured Parties may bid for and purchase all or any part of the Collateral so sold free from any right or equity of redemption of Pledgor. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Trustee shall give Pledgor not less than five days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Pledged Collateral which is perishable or threatens to decline speedily in value and is of a type customarily sold on a recognized market. The notice of such sale shall
(1) in the case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Pledgor agrees that such notice constitutes reasonable notice. The Trustee shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against the Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Trustee accepts the first offer received and does not offer such Collateral to more than one offeree. Neither the Trustee nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                     4.2. Securities Laws Limitations. Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities
Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if Pledgor would agree to do so.

                     4.3. Additional Information. If the Trustee determines to exercise its right to sell any or all of the Collateral, upon written request, Pledgor shall, and shall cause each issuer of any Collateral to be sold hereunder from time to time to, furnish to the Trustee all such information as the Trustee may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the Trustee as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                     4.4. Waivers. Pledgor hereby waives, to the extent permitted by applicable law, notice or judicial hearing in connection with the Trustee's taking possession or the Trustee's disposition of any Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under law, and Pledgor hereby further waives: (a) all damages occasioned by such taking of possession; (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Trustee's rights hereunder; and (c) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Pledgor.

                     4.5. Deficiency. Notwithstanding any other provision of this Agreement to the contrary, if, after giving effect to any sale, transfer or other disposition of any or all of the Collateral pursuant hereto and after the application of the proceeds hereunder and any Collateral sold, transferred or otherwise disposed of, any Secured Obligations remain unpaid or unsatisfied, Pledgor shall remain liable for the unpaid and unsatisfied amount of such Secured Obligations.

                     4.6. Application of Proceeds. The proceeds of any sale made under or by virtue of the provisions of Section 4.13 of the Indenture, together with any other sums then held by the Trustee pursuant to this Agreement, shall be applied promptly from time to time by the Trustee as set forth in the Indenture.

                     4.7. Expenses. Pledgor will upon demand pay to the Trustee the amount of any and all expenses, including the reasonable fees and expenses of its counsel and the allocated fees and expenses of staff counsel and the reasonable fees and expenses of any experts and agents, which the Trustee may incur in connection with (i) the administration of this Agreement or any other Security Document, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Trustee under this Agreement or any other Security Document or (iv) the failure by Pledgor to perform or observe any of the provisions of this Agreement or any other Security Document. All amounts payable by Pledgor under this Section 4.7 shall be due upon demand and shall be part of the Secured Obligations. Pledgor's obligations under this Section shall survive the resignation or removal of the Trustee, the termination of the Security Documents and the Indenture and the discharge of Pledgor's other obligations under the Security Documents.

                     4.8. No Waiver; Discontinuance of Proceeding.

                     (a) No failure on the part of the Trustee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Trustee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

                     (b) In the event the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case Pledgor, the Trustee and each Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Trustee shall continue as if no such proceeding had been instituted.

                     SECTION 5.  MISCELLANEOUS PROVISIONS

                     5.1. Entire Agreement. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

                     5.2. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts shall constitute one and the same Agreement.

                     5.3. Survival. All representations, warranties, covenants and agreements herein contained on the part of Pledgor shall survive the payment and performance of all the Secured Obligations and the termination of this Agreement.

                     5.4. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                     5.5. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                     5.6. Notices. All notices or other communications required to be given hereunder shall be given at the address and in the manner required in the Indenture.

                     5.7. Amendments. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, or consent to any departure by Pledgor therefrom, shall be effective unless in writing and signed by the Trustee and Pledgor. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Pledgor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.

                     5.8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO NEW YORK'S PRINCIPLES OF CONFLICTS OF LAWS).

                     5.9. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT SUBJECT TO RIGHT OF APPEAL. PLEDGOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY AND PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE TRUSTEE TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

                     5.10. Agents. The Trustee may use one or more agents to perform its obligations hereunder.

                     5.11. Reasonable Care. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral under any Security Document in its possession if such Collateral is accorded treatment substantially equivalent to that which the Trustee, in its individual capacity, accords its own property, it being understood that the Trustee shall not have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Collateral.

                     5.12. Trustee. The Trustee has been appointed as trustee pursuant to the Indenture. The actions of the Trustee hereunder and under the other Security Documents are subject to the provisions of the Indenture. The Trustee may resign and a successor Trustee may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Trustee by a successor Trustee, that successor Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Trustee under this Agreement and the other Security Documents, and the retiring Trustee shall thereupon be discharged from its duties and obligations under this Agreement and the other Security Documents. After any retiring Trustee's resignation, the provisions of this Agreement and the other Security Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement or any other Security Document while it was the Trustee.

                     5.13. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon Pledgor and its successors and assigns and (ii) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee and each Secured Party and each of their successors, transferees and assigns. No other Person (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Pledgor may not assign its rights under this Agreement without the prior written consent of the Trustee.

                     5.14. Obligations Absolute. All obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

                     (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Pledgor;

                     (ii) any lack of validity or enforceability of any loan document, or any other agreement or instrument relating thereto;

                     (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, or any other agreement or instrument relating thereto;

                     (iv) any exchange or non-perfection of the Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

                     (v) any exercise or non-exercise or any waiver of any right, remedy, power or privilege under or in respect of any document relating to the Indenture; or

                     (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

                     5.15. Termination; Release. When all of the Secured Obligations have been paid in full, this Agreement and the other Security Documents shall terminate. Upon termination of this Agreement and the other Security Documents or any release of Collateral in accordance with the provisions of the Indenture, the Trustee shall, upon the request and at the sole cost and the expense of Pledgor, forthwith assign, transfer and deliver to Pledgor against receipt and without express or implied recourse to or warranty by the Trustee, such of the Collateral to be released as may be in possession of the Trustee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and proper instruments acknowledging the termination of this Agreement and the other Security Documents or the release of such Collateral, as the case may be. For the avoidance of doubt, the parties agree that this Agreement shall survive the release of the Collateral secured hereby and shall terminate only when all of the Secured Obligations have been paid in full.

                     IN WITNESS WHEREOF, Pledgor and the Trustee have executed this Agreement as of the day and year first above written.

                                         DECORA INDUSTRIES, INC.


                                         By:  ____________________________
                                              Name:
                                              Title:


                                         UNITED STATES TRUST COMPANY OF
                                           NEW YORK, as Trustee


                                         By:  ____________________________
                                              Name:
                                              Title:

                                   SCHEDULE A

                                 PLEDGED SHARES

                                                                                                       Percentage of
                                                                                                       All Capital or
                                                                                                       Other Equity
                  Class of                                 Certificate            Number of            Interests of
Issuer            Stock               Par Value            Numbers                Shares               Issuer
--------------    ----------------    ----------------     ------------------     -----------------    --------------

                                    EXHIBIT 1


                     This Pledge Amendment, dated _______________, is delivered pursuant to Section 2.10(b) of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Guarantor Pledge Agreement, dated as of April 29, 1998, between the undersigned and UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee (the "Agreement"); capitalized terms used herein and not defined have the meanings ascribed to them in the Agreement) and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be and shall become part of the Collateral and shall secure all Secured Obligations.

                                              DECORA INDUSTRIES, INC.,
                                              as Pledgor



                                              By:_______________________
                                                 Name:
                                                 Title:


                                              By:_______________________
                                                 Name:
                                                 Title:

                                    EXHIBIT 2


                          Form of Issuer Acknowledgment


                     The undersigned hereby (i) acknowledges receipt of a copy of the Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms used herein but not defined herein have the meanings given such terms in the Agreement), dated as of April 29, 1998, between Decora Industries, Inc. (the "Pledgor") and United States Trust Company of New York, as Trustee ("Trustee"),
(ii) agrees promptly to note on its books the security interests granted and confirmed under the Agreement, (iii) agrees that it will comply with instructions of Trustee with respect to the applicable Collateral without further consent by applicable Pledgor, (iv) agrees to notify Trustee upon obtaining knowledge of any interest in favor of any Person in the applicable Collateral that is adverse to the interest of Trustee therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Agreement in connection with the registration of any Collateral thereunder in the name of Trustee or its nominee or the exercise of voting rights by Trustee or its nominee.

                                [NAME OF ISSUER]


                                 By:
                                    ---------------------------------
                                     Name:
                                     Title:





Note: This form should be signed by each issuer of uncertificated Pledged
      Shares.